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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          SCIOTO INVESTMENT COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          SCIOTO INVESTMENT COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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
                            SCIOTO INVESTMENT COMPANY
                                 COLUMBUS, OHIO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 6, 1996


To the Shareholders of
Scioto Investment Company

         The Annual Meeting of Shareholders of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), will be held at the Capital Club, 41 South High Street, Columbus, Ohio on Thursday, June 6, 1996, at 11:30 a.m. local time, for the following purposes:

         (1) To fix the number of directors at six and to elect six directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

         (2) To consider and act upon a proposal to approve the selection of Deloitte & Touche LLP as the independent public accountants for the Fund for the fiscal year ending December 31, 1996; and

         (3) To consider and act upon any matters incidental to the foregoing and to transact such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

         Shareholders of record at the close of business on Thursday, April 25, 1996, will be entitled to notice of and to vote at the meeting.

         If you do not expect to be present at the meeting, please fill in, date, sign and return the enclosed Proxy, which is solicited by the Board of Directors. The Proxy is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                              By Order of the Board of Directors

May 10, 1996                                  MARILYN BROWN KELLOUGH, Secretary


                                    IMPORTANT
                                    ---------

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE ACCOMPANYING ENVELOPE REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.

                            SCIOTO INVESTMENT COMPANY

                         4750 ARLINGTON CENTRE BOULEVARD
                              COLUMBUS, OHIO 43220


                      PROXY STATEMENT FOR ANNUAL MEETING OF
                      SHAREHOLDERS--THURSDAY, JUNE 6, 1996

         The accompanying Proxy is solicited by the Board of Directors of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), in connection with the Annual Meeting of Shareholders to be held at the Capital Club, 41 South High Street, Columbus, Ohio, on Thursday, June 6, 1996, at 11:30 a.m. local time. Every executed Proxy returned in time to be voted at the meeting will be voted, and if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         At the close of business on Thursday, April 25, 1996, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 108,800 Class A Common Shares (one vote per share) and 339,150 Class B Common Shares (ten votes per share).

         Under the laws of Ohio, if notice in writing is given by any shareholder possessing the power to vote at the election of directors, to the President, a Vice President or the Secretary of a corporation, not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors, if notice of such meeting has been given at least ten days prior thereto, and otherwise not less than 24 hours before such time, that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder possessing the power to vote for the election of directors has the right to cumulate such voting power as he possesses and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his votes, or to distribute his votes on the same principle among two or more candidates, as he sees fit. In the event that cumulative voting shall be in effect for the election of directors at the forthcoming Annual Meeting, the votes represented by Proxies obtained by this solicitation, unless otherwise directed, will be distributed among the nominees set forth below in such manner and proportion as is directed by the Board of Directors.

                              --------------------

         This Proxy Statement and Proxy were first mailed to shareholders on or about May 10, 1996.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth as of Thursday, April 25, 1996, each person and group known by the Board of Directors of the Fund to own beneficially more than 5% of any class of the Fund's outstanding voting securities and the beneficial ownership of such securities on that date of all directors and officers of the Fund as a group.

- -------------------------------------------------------------------------------------------------------------------

                                            Whole Shares               Total
Name and Address of                         Class of Stock       Owned Beneficially                 Percent
 Beneficial Owner                            of the Fund         As of April 25, 1996              Of Class
- -------------------------------------------------------------------------------------------------------------------
Stephen Kellough                             Class A                      22,650
 Columbus, Ohio 43220                        Class B                       2,450

Marilyn Kellough                             Class A                      26,850  (1)
 Columbus, Ohio 43220                        Class B                     241,500  (1)

Marilyn and Stephen                          Class A                      49,500  (1)              45.50%
 Kellough (consolidated)(2)                  Class B                     243,950  (1)              71.93%

Elizabeth Kellough                           Class A                      11,350                   10.43%
 Columbus, Ohio 43220                        Class B                      40,100                   11.83%

Stephen Wayne Kellough                       Class A                      11,350                   10.43%
 Columbus, Ohio 43220                        Class B                      40,100                   11.83%

Officers and Directors                       Class A                      49,500                   45.50%
 as a group (6 in group)                     Class B                     243,950                   71.93%
- --------------------------------------------

(1) The beneficial ownership figures for Mrs. Kellough include 57,700 Class B Common Shares held as trustee of the Wayne E. Brown Testamentary Trust and 39,950 Class B Common Shares and 11,350 Class A Common Shares held as trustee of the Mary Ruth Brown Testamentary Trust. Mrs. Kellough disclaims beneficial ownership of those shares as to which she has no beneficial interest.

(2)   The beneficial ownership figures have been consolidated for Mr. and Mrs. Kellough who are husband and wife.  They nevertheless disclaim the beneficial ownership of each other's shares.


                              ELECTION OF DIRECTORS

         The Board of Directors of the Fund intends that the shares represented by Proxies will be voted for fixing the number of directors at six (6) and, unless otherwise directed, for the election of the following nominees as directors, to hold office until the next Annual Meeting of Shareholders and until their successors are elected or qualified. Should any of the nominees be unable to accept the nomination or election, which the Board of Directors has no reason to anticipate, the shares represented by Proxies may be voted for the election of such other person or persons as the Board of Directors recommends. Except for Kent K. Rinker, each of the nominees is a member of the present Board of Directors. Each nominee has consented to be named in the Proxy Statement and to serve if elected. Each of the directors of the Fund first became a director of the Fund in the year indicated and, except for Kent K. Rinker, each was elected to his present term at the 1995 Annual Meeting of Shareholders. Nominees receiving the greatest number of votes shall be elected. Abstentions and non-votes are not counted in the election of directors and thus have no effect. The Fund does not have standing audit, nominating, or compensation committees.

- -------------------------------------------------------------------------------------------------------------------

                                                                             Whole Shares
                                                                               Fund Owned
                                                               Director       Beneficially           Total
    Name, Age and                                               Of Fund          As Of              Percent
Principal Occupation                                             Since        May  5, 1995         Of Class
- -------------------------------------------------------------------------------------------------------------------
Stephen Kellough; age 69                                         1972               (1)             (1)
  President and Treasurer of the Fund;
  Retired Director (1972-1983) and Retired
  Executive Vice President (1976-1983),
  Big Bear Stores Company, a retail
  grocery and general merchandise chain.*

Marilyn Brown Kellough; age 66                                   1976               (1)             (1)
  Vice President and Secretary of the Fund.*

Arthur D. Herrmann; age 69                                       1977               -0-             -0-
  Director and Retired Chairman (1981 to 1989),
  BancOhio National Bank; Chairman, President and
  Chief Executive Officer of  BancOhio Corporation
  (1981-1984)  and President (1982-1983),
  BancOhio National Bank.

Brooks P. Julian; age 78                                         1977               -0-             -0-
  Retired Senior Vice President,  BancOhio Corporation
   (1976-1982); Retired Director and  Retired President
  (1976-1982), BancOhio National Bank.

Donald C. Fanta; age 66                                          1992               -0-             -0-
  Investment Banker; Retired President and Chief Executive
  Officer of The Ohio Company (1970-1990); Executive Vice
  President and Director of The Ohio Company (1960-1970).

Kent K. Rinker; age 47
  President, Rinker & Co., privately-held investment firm.      Nominee             -0-             -0-
Senior Vice President, Laidlaw Equities, Inc.

(1) See the preceding chart for share ownership information as it relates to Mr. and Mrs. Kellough.
*    Interested persons in the fund.

                   DIRECTORS, OFFICERS AND THEIR REMUNERATION

     The Board of Directors of the Fund met two times, and took two actions by unanimous written consent, during 1995. The directors, other than Mr. and Mrs. Kellough, receive a fee of $500.00 for each calendar quarter. Mr. and Mrs. Kellough did not receive any director's fees. It is the policy of the Fund to have the Board take action quarterly, either at a meeting or by unanimous written consent.

      The Executive Officers of the Fund have no agreed upon terms of employment and serve at the pleasure of the Board of Directors. Mr. and Mrs. Kellough were the only Executive Officers of the Fund during 1995. Mr. Kellough has served as President of the Fund since 1976. Prior to his retirement after 32 years service in 1983, Mr. Kellough served as Director since 1972 and as Executive Vice President (1976-1983) of Big Bear Stores Company, an Ohio corporation, where he was responsible for corporate warehousing, transportation, real estate, construction and maintenance, managed the Buckeye Stamp subsidiary and served as a trustee (1966-1983) of the Profit-Sharing Plan and each of five Corporate Pension Plans. Mr. Kellough has served for 45 years the Fund in its present operation as an investment company and in its operation prior to 1976 as a retail grocery and general merchandise chain. Mrs. Kellough was a homemaker prior to becoming an officer of the Fund in 1976. She has served in her present capacity since that time.

      For its fiscal year ended December 31, 1995, the Fund paid an aggregate of $8,000 in directors' fees to directors other than Mr. and Mrs. Kellough. The foregoing represents the total remuneration paid by the Fund to officers and directors during that fiscal year and is set forth in the following table.

                               COMPENSATION TABLE

- ----------------------------------------------------------------------------------------------------------------
                                               Pension or Retirement
                             Aggregate         Benefits Accrued       Estimated Annual         Total Compensation
   Name of Person,           Compensation      as Part of Fund        Benefits Upon            From Fund Paid
   Position                  From Fund         Expenses               Retirement               To Directors
- --------------------------------------------------------------------------------------------------------- ------
Stephen Kellough               - 0 -             - 0 -                  - 0 -                   - 0 -
  President and Treasurer

Marilyn Brown Kellough         - 0 -             - 0 -                  - 0 -                   - 0 -
  Vice President and Secretary

E. C. Redman                   $2,000            - 0 -                  - 0 -                   $2,000
  Retiring Director

Arthur D. Herrmann             $2,000            - 0 -                  - 0 -                   $2,000
  Director

Brooks P. Julian               $2,000            - 0 -                  - 0 -                   $2,000
  Director

Donald C. Fanta                $2,000            - 0 -                  - 0 -                   $2,000
  Director

                     RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund has selected Deloitte & Touche LLP as the independent accountants of the Fund. Unless instructed in the Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of Deloitte & Touche LLP as independent accountants of the Fund to serve for the fiscal year ending December 31, 1996. Deloitte & Touche LLP became the independent accountants for the Fund in February 1976, when the Fund was operating as Big Bear Stores Company, an Ohio corporation. Deloitte & Touche LLP has no direct or material indirect financial interest in or other relationship with the Fund. Ratification will require the favorable vote of the holders of shares entitling them to exercise a majority of the voting power of the Fund. Abstentions and non-votes are not counted in the ratification of independent accountants and thus have no effect.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions. The Fund has no audit or other similar committee.



                PROPOSALS BY SHAREHOLDERS FOR 1997 ANNUAL MEETING

         If any shareholder of the Fund wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Fund to be held in 1997, the proposal must be received by the Fund prior to the close of business on January 15, 1997

                        COMPLIANCE WITH SECTION 30(f) OF
                       THE INVESTMENT COMPANY ACT OF 1940.

         Section 30(f) of the Investment Company Act of 1940 requires the Company's officers, directors and persons who are beneficial owners of more than ten perent of the Company's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 30(f) forms filed by them. Based on its review of the copies of Section 30(f) forms received by it, the Company beleives that, during 1995, all filing requirements applicable to reporting persons were complied with.

                               GENERAL INFORMATION

         As of the date of this statement, the Board of Directors knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the Proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such Proxies discretionary authority to vote the same in respect to any such other matter in accordance with their best judgment.

         The Fund's annual report, including financial statements, is being mailed to shareholders with the mailing of this Proxy material. Extra copies of the annual report are available upon request.

         The Fund will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by officers, directors and employees of the Fund, personally or by telephone or telegraph, and the Fund will reimburse banks, brokers and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them.

                                              By Order of the Board of Directors

May  10, 1996                                 MARILYN BROWN KELLOUGH, Secretary

                            SCIOTO INVESTMENT COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS


                                                     Class A Common Shares PROXY



         The undersigned hereby appoints Stephen Kellough and Marilyn Brown Kellough, or any one of them as Proxies, with full power of substitution to represent and vote all Class A Common Shares of Scioto Investment Company (the "Fund") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Capital Club, 41 South High Street, Columbus, Ohio, at 11:30 a.m. local time, on the 6th day of June, 1996, or at any and all adjournments thereof, as hereinafter specified.


1.    FOR [  ] AGAINST [  ] ABSTAIN [  ] fixing the number of directors at six.


2.    Election of Directors:

      [  ] FOR all nominees listed below        [  ] WITHHOLD AUTHORITY
           (except as marked to the contrary)        to vote for all nominees
                                                     listed below.

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)


      STEPHEN KELLOUGH                                BROOKS P. JULIAN
      MARILYN BROWN KELLOUGH                          DONALD C. FANTA
      ARTHUR D. HERRMANN                              KENT K. RINKER


3. FOR [ ] AGAINST [ ] ABSTAIN [ ] the ratification of Board of Directors' selection of Deloitte & Touche LLP as the independent public accountants for the Fund's fiscal year ending December 31, 1996.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                   IF NO DIRECTION IS MADE THIS PROXY WILL BE
                       VOTED "FOR" ALL OF THE ABOVE ITEMS.


Please date, sign and mail this Proxy in the enclosed envelope. No postage is required for mailing in the United States.



Date of Signing:______________________, 1996



- -----------------------------------
                                          Signature of Shareholder



- -----------------------------------
                                          (shareholder print your name legibly;
                                          or person signing shareholder's name
                                          print your name legibly*)



- -----------------------------------
                                          Signature of Shareholder



- -----------------------------------
                                          (shareholder print your name legibly;
                                          or person signing shareholder's name
                                          print your name legibly*)


Please sign exactly as name appears on this card. If shares are registered in the names of two or more persons, each should sign.

* Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.